UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2023

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01	Entry Into A Material Agreement.

On February 4, 2023, Nightfood Holdings, Inc. (the “Company”) entered into a Forbearance and Exchange Agreement (the “Forbearance Agreement”) with Puritan Partners LLC, a New York limited liability company (“Puritan Partners”), and Verition Multi-Strategy Master Fund Ltd. (“Verition,” and collectively with Puritan Partners, the “Holders”).

As previously disclosed by the Company, (a) on December 10, 2021, the Company entered into (i) that Securities Purchase Agreement, dated as of December 10, 2021, as amended (the “Securities Purchase Agreement”), with Puritan Partners and Verition and (ii) the Notes (as defined in the Securities Purchase Agreement, and as amended), (b) pursuant to the applicable Note, among other things, the Company was required to pay to the Holders on December 10, 2022, as extended to December 29, 2022 (as so extended, the “Maturity Date”), all remaining principal and accrued and unpaid interest on the Maturity Date (the “Owed Amount”) and the failure to so pay the Owed Amount on the Maturity Date is an event of default and (c) on or around September 23, 2022, the Company issued to each Holder a common stock purchase warrant for the purchase of 5,434,783 shares of the Company’s common stock (as amended from time to time, the “Returnable Warrants”).

Pursuant to the Forbearance Agreement as amended, among other things:

●	The Company shall pay to each Holder in cash the sum of $482,250.00 for the full and complete satisfaction of the Notes, which includes all due and owing principal, interest and penalties notwithstanding anything to the contrary in the Notes, as follows: (i) $250,000.00 on or before February 7, 2023; (ii) $50,000.00 on or before February 28, 2023; (iii) $50,000.00 on or before March 31, 2023; (iv) $50,000.00 on or before April 30, 2023; and (v) $82,250.00 on or before May 31, 2023.

●	The Holders shall not convert the Notes so long as an event of default pursuant to the Forbearance Agreement has not occurred.

●	The Company purchased and retired the Returnable Warrants from the Holders, in exchange for the Company issuing to each of the Holders 1,900,000 restricted redeemable shares of the Company’s common stock (the “Exchange Shares”).

●	The Holders agreed not to transfer the Exchange Shares prior to September 24, 2023, subject to certain exceptions, including that the Company shall have the right to redeem all or any portion of the Exchange Shares from each Holder by paying an amount in cash to such Holder equal to $0.1109 per share being redeemed. The Holder’s sale of the Exchange Shares on or after September 24, 2023 is subject to a leak-out until all of the Exchange Shares are sold. In addition, the Holders’ sale of any common stock of the Company owned by them other than the Exchange Shares, shall also be subject to a leak-out during the period ending on the six month anniversary of the date of the Forbearance Agreement.

●	Each Holder agrees to forbear from exercising its rights against the Company under its respective Note until and unless the occurrence of any of the following events: (a) the failure of the Company to make a scheduled payment pursuant to the Forbearance Agreement, subject to a five day right to cure; (b) the failure of the Company to observe, or timely comply with, or perform any other covenant or term contained in the Forbearance Agreement, subject to a ten day right to cure; (c) the Company or any subsidiary of the Company commences bankruptcy and/or any insolvency proceedings; or (d) the delivery of any notice of default by Mast Hill Fund, L.P. (“Mast Hill”) to the Company with respect to indebtedness owed to Mast Hill by the Company.

The Forbearance Agreement provided for the mutual release of the other(s) by the Company, on the one hand, and the Holders, on the other hand, on customary terms and with customary exceptions.

The foregoing is a brief description of the Forbearance Agreement, and is qualified in its entirety by reference to the full text of the Forbearance Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Mast Hill Loan

On February 5, 2023 (the “Issuance Date”), the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) and issued and sold to Mast Hill, a Promissory Note (the “MH Note”) in the principal amount of $619,000.00 (actual amount of purchase price of $526,150.00 plus an original issue discount (“OID”) in the amount of $92,850.00). Also pursuant to the Purchase Agreement, in connection with the issuance of the MH Note, the Company issued (a) common stock purchase warrants (the “First Warrants”), allowing Mast Hill to purchase an aggregate of 6,900,000 shares of the Company’s common stock and (b) common stock purchase warrants (the “Second Warrants”), allowing Mast Hill to purchase an aggregate of 7,000,000 shares of the Company’s common stock.

Also pursuant to the Purchase Agreement, in connection with the issuance of the MH Note, the First Warrants and the Second Warrants, the Company granted piggy-back registration rights to Mast Hill.

The Company paid to J.H. Darbie & Co., Inc. $10,000 in fees pursuant to the Company’s existing agreement with J.H. Darbie & Co., Inc., in relation to the transactions contemplated by the Purchase Agreement. The Company is currently determining the fees payable to Spencer Clarke LLC (which may include cash and/or warrants), pursuant to the Company’s existing agreement with Spencer Clarke LLC, in relation to the transactions contemplated by the Purchase Agreement.

The Company intends to use the net proceeds from the sale of the MH Note for required debt service.

The maturity date of the MH Note is the 12-month anniversary of the Issuance Date, and is the date upon which the principal amount, the OID, as well as any accrued and unpaid interest and other fees, shall be due and payable.

Mast Hill has the right, at any time on or following the six month anniversary of the Issuance Date, to convert all or any portion of the then outstanding and unpaid principal amount and interest (including any default interest) into common stock of the Company, at a conversion price of $0.10, subject to customary adjustments as provided in the MH Note for stock dividends and stock splits, rights offerings, pro rata distributions, fundamental transactions and dilutive issuances. In addition, Mast Hill is entitled to deduct $1,750.00 from the conversion amount upon each conversion, to cover Mast Hill’s fees associated with each conversion. Any such conversion is subject to customary conversion limitations set forth in the MH Note so Mast Hill beneficially owns less than 4.99% of the common stock of the Company.

At any time prior to the date that an Event of Default (as defined in the MH Note) occurs under the MH Note, the Company may prepay the outstanding principal amount and interest then due under the MH Note. On any such event, the Company shall make payment to Mast Hill of an amount in cash equal to the sum of (a) 100% multiplied by the principal amount then outstanding plus (b) accrued and unpaid interest on the principal amount to the prepayment date plus (c) $750.00 to reimburse Mast Hill for administrative fees.

In addition, if, at any time prior to the full repayment or full conversion of all amounts owed under the MH Note, the Company receives cash proceeds of more than $800,000 (the “Minimum Threshold”) in the aggregate from any source or series of related or unrelated sources from the issuance of equity (subject to exclusions described in the MH Note), debt or the issuance of securities pursuant to an Equity Line of Credit (as defined in the MH Note) of the Company, Mast Hill shall have the right in its sole discretion to require the Company to apply up to 50% of such proceeds after the Minimum Threshold to repay all or any portion of the outstanding principal amount and interest then due under the MH Note.

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The MH Note contains customary Events of Default for transactions similar to the transactions contemplated by the Purchase Agreement and the MH Note, which entitle Mast Hill, among other things, to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the MH Note, in addition to triggering the conversion rights. Any principal amount or interest on the MH Note which is not paid when due shall bear interest at the rate of the lesser of (i) 16% per annum and (ii) the maximum amount permitted by law from the due date until the same is paid. Upon the occurrence of any Event of Default, Mast Hill shall no longer be required to cancel and extinguish the Second Warrants, the MH Note shall become immediately due and payable, and the Company shall pay to Mast Hill an amount equal to the principal amount then outstanding plus accrued interest (including any default interest) through the date of full repayment multiplied by 150%, as well as all costs of collection.

The MH Note contains restrictions on the Company’s ability to (a) incur additional indebtedness, (b) make distributions or pay dividends, (c) redeem, repurchase or otherwise acquire its securities, (d) sell its assets outside of the ordinary course, (e) enter into certain affiliate transactions, (f) enter into 3(a)(9) Transactions or 3(a)(10) Transactions (each as defined in the MH Note), or (g) change the nature of its business.

Commencing as of the Issuance Date, and until such time as the MH Note is fully converted or repaid, the Company shall not effect or enter into an agreement to effect any Variable Rate Transaction (as defined in the Purchase Agreement).

The Purchase Agreement contains customary representations and warranties made by each of the Company and Mast Hill. It further grants to Mast Hill certain rights of participation and first refusal, and most-favored nation rights, all as set forth in the Purchase Agreement.

The Company is subject to customary indemnification terms in favor of Mast Hill and its affiliates and certain other parties.

The First Warrants have an initial exercise price of $0.10 per share, subject to customary adjustments (including price-based anti-dilution adjustments), and may be exercised at any time until the five year anniversary of the First Warrants. The First Warrants include a cashless exercise provision as set forth therein. The exercise of the First Warrants are subject to a beneficial ownership limitation of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. In the event of the Company’s failure to timely deliver shares of Common Stock upon exercise of the First Warrants, the Company would be obligated to pay a “Buy-In” amount pursuant to the terms of the First Warrants.

The Second Warrants have an initial exercise price of $0.30 per share, subject to customary adjustments (including price-based anti-dilution adjustments), and may be exercised at any time after February 5, 2024 (if not previously cancelled in accordance with the terms of the MH Note and the Second Warrant) until the five year anniversary of such date. The Second Warrants include a cashless exercise provision as set forth therein. The exercise of the Second Warrants are subject to a beneficial ownership limitation of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. In the event of the Company’s failure to timely deliver shares of Common Stock upon exercise of the Second Warrants, the Company would be obligated to pay a “Buy-In” amount pursuant to the terms of the Second Warrants.

The foregoing is a brief description of the Purchase Agreement, the MH Note, the First Warrants and the Second Warrants, and is qualified in its entirety by reference to the full text of the Purchase Agreement, the MH Note, the First Warrants and the Second Warrants, which are included as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Sean Folkson Loan

On February 7, 2023, Sean Folkson, the Chairman and CEO of the Company, loaned $40,000 to the Company, which was evidenced by a promissory note (the “Folkson Note”). The maturity date under the Folkson Note is February 7, 2024. The Folkson Note bears interest at a fixed rate of 12.0% per annum, and shall be payable on the maturity date. Notwithstanding the foregoing, the Company shall not make any payment to Mr. Folkson under the Folkson Note, whether of principal or interest, and whether or not on the maturity date when due and payable, unless and until all indebtedness of the Company owed or owing to each of Mast Hill, Puritan Partners and Verition has been repaid in full. The Folkson Note has customary events of default.

The Company intends to use the proceeds from the Folkson Note for working capital.

The foregoing is a brief description of the Folkson Note, and is qualified in its entirety by reference to the full text of the Folkson Note, which is included as Exhibit 10.6 to this Current Report on Form 8-K, and which is incorporated herein by reference.

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Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Items 1.01 and 2.03 of this Current Report on Form 8-K relating to the issuance of the Exchange Shares, the MH Note, the First Warrants and the Second Warrants is incorporated by reference herein. The Exchange Shares, the MH Note, the First Warrants and the Second Warrants each was, and, unless subsequently registered, the shares underlying the MH Note, the Warrants and the Second Warrants will be, issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”)and/or Regulation D promulgated thereunder, as no general solicitation was used in the offer and sale of such securities.

Since November 21, 2022, the Company issued an aggregate of 250,000 shares of its common stock to a consultant as consideration for services rendered or to be rendered. Such shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as no general solicitation was used in the offer and sale of such shares.

From November 9, 2022 through December 24, 2022, the Company issued an aggregate of 457,350 units, each unit consisting of four shares of its common stock and four common stock purchase warrants, each exercisable into one share of common stock at a price of $0.15625. Such securities were issued in reliance on the exemption from registration provided by Regulation A promulgated under the Securities Act.

In November and December 2022, the Company issued 750,000 shares of common stock in regards to the conversion of its outstanding Series B Preferred Stock. These shares were issued in private transactions pursuant to Section 4(a)(2) of the Securities Act, as transactions by an issuer not involving any public offering.

On December 30, 2022, the Company issued an aggregate of 182,859 shares of common stock to directors of the Company as annual compensation under the Company’s director compensation program. These shares were issued in private transactions pursuant to Section 4(a)(2) of the Securities Act and/or in offerings under Regulation D, as transactions by an issuer not involving any public offering.

From December 8, 2022 through January 6, 2023, the Company issued an aggregate of 922,876 shares of its common stock upon the exercises of a common stock purchase warrant by the holder thereof, pursuant to its “cashless” exercise provision. These shares were issued in private transactions pursuant to Section 4(a)(2) of the Securities Act as transactions by an issuer not involving any public offering, and/or Section 3(a)(9) of the Securities Act as transactions without commission or additional consideration.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Forbearance and Exchange Agreement dated February 4, 2023
10.2	Securities Purchase Agreement dated February 5, 2023
10.3	Promissory Note dated February 5, 2023
10.4	First Common Stock Purchase Warrant dated February 5, 2023
10.5	Second Common Stock Purchase Warrant dated February 5, 2023
10.6	Promissory Note with Sean Folkson dated February 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2023

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Sean Folkson
Name:	Sean Folkson
Title:	Chief Executive Officer

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